OPPENHEIMER TOTAL RETURN FUND, INC.
                  Supplement dated September 22, 1999 to the
                         Prospectus dated April 30, 1999

The Prospectus is changed as follows:

1. The second sentence of the section entitled "Service Plan for Class A Shares" on page 22 is revised as follows:

      Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund.

2. The third sentence of the section entitled "Service Plan for Class A Shares" on page 22 is deleted.


September 22, 1999
PS0420.015